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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  JULY 14, 2004
                                                     ---------------------------

                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

                000-33099                               84-1553046
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         (Commission File Number)            (IRS Employer Identification No.)

5633 STRAND BOULEVARD, SUITE 318, NAPLES, FL                          34110
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (239) 596-8655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.



         (a)   Financial Statements of Business Acquired.

         The financial statements required by this Item 9.01(a) are filed as
Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

         (b)   Pro Forma Financial Information.

         The pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

         (c)   Exhibits.

         2.1* Stock Purchase Agreement, dated July 14, 2004, by and between Stellar Technologies, Inc. and Sven James.

         99.1  Financial Statements of Business Acquired.

         99.2  Pro Forma Financial Information.


* Incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 28, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            STELLAR TECHNOLOGIES, INC.


Dated: September 29, 2004                   /s/ Richard A. Schmidt
                                            ------------------------------------
                                            Richard A. Schmidt
                                            Chairman and Chief Executive Officer






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                                                                   EXHIBIT INDEX



Exhibit Number                Description
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     99.1         Financial Statements of Business Acquired.

     99.2         Pro Forma Financial Information.